CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, James D. Dondero, Chief Executive Officer of Highland Funds I (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  APRIL 25, 2007           /S/ JAMES D. DONDERO
     -----------------------    ------------------------------------------------
                                James D. Dondero, Chief Executive Officer
                                (principal executive officer)


I, M. Jason Blackburn, Chief Financial Officer of Highland Funds I (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  APRIL 25, 2007             /S/ M. JASON BLACKBURN
     ------------------------     --------------------------------------------
                                  M. Jason  Blackburn,  Chief Financial  Officer
                                  (principal financial officer)